UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 21, 2012

SANCHEZ ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35372	45-3090102
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1111 Bagby Street

Suite 1600

Houston, Texas 77002

(Address of principal executive offices) (Zip Code)

(713) 783-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

As previously announced, Sanchez Energy Corporation (the “Company”) is scheduled to present at EnerCom’s The Oil & Services Conference on February 21, 2012, at 10:05 a.m. Pacific time. In connection with this conference, the Company has prepared investor slides, which are furnished herewith as Exhibit 99.1 and are incorporated by reference herein. The slides will also be available on our website at www.sanchezenergycorp.com under Investor Relations.

The information presented herein under Item 7.01 shall not be deemed “filed” under the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as may be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits

(d) Exhibit 99.1	Presentation dated February 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANCHEZ ENERGY CORPORATION

Date: February 21, 2012	By:	/s/ Michael G. Long
Michael G. Long
Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibits

99.1	Presentation dated February 2012

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